Exhibit 99.1
NEWS RELEASE

CONTACT:
Lisa Fortuna or Mike Cummings
312-445-2866
spok@alpha-ir.com

Spok Reports 2021 Third Quarter Results
Company affirms its financial outlook for full year 2021

Alexandria, Va. (November 3, 2021) - Spok Holdings, Inc. (NASDAQ: SPOK), a global leader in healthcare communications, today announced results for the third quarter ended September 30, 2021. In addition, the Company’s Board of Directors declared a regular quarterly dividend of $0.125 per share, payable on December 10, 2021, to stockholders of record on November 16, 2021.

Third Quarter 2021 Highlights:
•Received record-level software maintenance renewal bookings of $12.1 million
•Continued improvement in year-over-year pager unit erosion on a trailing twelve-month basis
•Added further development enhancements to the Spok Go® platform
•Introduced the ReadyCall® Text pager
•For nine consecutive years, has partnered with all of the adult Best Hospitals, and in eight of the past nine years, provided solutions to all of the children’s Best Hospitals named to U.S. News & World Report’s 2021-22 Best Hospitals Honor Roll
•Completed Eleventh Annual State of Healthcare Communications Survey
•Subsequent to the end of the third quarter 2021, hosted annual Connect 21 Conference for customers in a virtual format

Management Commentary:
“We welcomed four new customers to the Spok family during the quarter of which three were software and one was wireless," said Vincent D. Kelly, president and chief executive officer. “Additionally, we successfully closed 12 six-figure deals from our pipeline. Software bookings were driven by strength in maintenance renewals, supporting our strong recurring revenue base. We added an additional

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Spok Go win during the quarter and remain encouraged by the size and quality of our pipeline, with the signing of three more Spok Go deals so far in the fourth quarter. We had continued improvement in year-over-year pager unit erosion on a trailing twelve-month basis, and software revenue was up in the third quarter of 2021 compared to the second quarter of 2021.

“During the third quarter 2021, we made several key product announcements, such as the newest version of Spok Go and the ReadyCall® Text pager to improve the patient experience. We also received recognition as a solutions provider to all 20 adult hospitals named to U.S. News & World Report’s 2021-22 Best Hospitals Honor Roll and conducted our eleventh annual survey on the state of healthcare communications to more thoroughly understand the unique challenges facing clinicians, particularly in the current environment. Finally, subsequent to the end of the third quarter 2021, the Company held its annual Connect 21 Conference for customers on October 11-12, 2021, in a virtual format, which was well received by both current and prospective customers. Tim Tindle, Spok’s Chief Information Officer, led a session on implementing a secure HIPAA-compliant messaging solution, using our new GenA™ pager, resulting in several new leads and orders. The success of the conference should create additional opportunities for 2022 and beyond," concluded Kelly.

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2021 Third Quarter and Year-to-Date Results:
Consolidated revenue for the third quarter of 2021 under Generally Accepted Accounting Principles (“GAAP”) was $35.9 million, compared to $37.7 million in the third quarter of 2020. For the first nine months of 2021, consolidated revenue totaled $107.6 million, compared to $110.7 million in the prior year period.

	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
(Dollars in thousands)	2021	2020	Change (%)	2021	2020	Change (%)
Wireless revenue
Paging revenue	$18,844	$19,961	(5.6)%	$57,332	$60,403	(5.1)%
Product and other revenue	800	867	(7.7)%	2,291	2,890	(20.7)%
Total wireless revenue	$19,644	$20,828	(5.7)%	$59,623	$63,293	(5.8)%

Software revenue
License	$1,674	$1,988	(15.8)%	$3,999	$3,692	8.3%
Services	$4,159	$4,772	(12.8)%	$13,378	$13,132	1.9%
Equipment	$596	$554	7.6%	$1,694	$1,880	(9.9)%
Subscription	$133	$24	454.2%	$268	$24	1,016.7%
Maintenance	9,645	9,527	1.2%	28,648	28,678	(0.1)%
Total software revenue	16,207	16,865	(3.9)%	47,987	47,406	1.2%
Total revenue	$35,851	$37,693	(4.9)%	$107,610	$110,699	(2.8)%

Operating expenses in the third quarter of 2021 totaled $39.4 million and included approximately $0.9 million of costs related to the Company's previously announced strategic alternatives review process and $2.0 million in additional payroll and related costs as the Company-wide plan that reduced work schedules was terminated at the end of the second quarter of 2021. Adjusted operating expenses (which excludes depreciation, amortization and accretion charges, and includes capitalized software development costs) totaled $39.5 million in the third quarter of 2021, driven by the items noted above.

GAAP net loss for the third quarter of 2021 was $2.5 million, or a loss of $0.13 per diluted share, compared to net income of $3.2 million, or $0.16 per diluted share, in the third quarter of 2020. GAAP net loss for the first nine months of 2021 was $5.5 million, or a loss of $0.28 per diluted share, compared to net income of $2.4 million, or $0.12 per diluted share, in the prior year period.

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In the third quarter of 2021, adjusted EBITDA loss totaled $1.6 million compared to adjusted EBITDA of $3.8 million in the third quarter of 2020. In the first nine months of 2021, adjusted EBITDA loss totaled $1.4 million, compared to adjusted EBITDA of $4.3 million in the prior year period.

	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
(Dollars in thousands)	2021	2020	Change (%)	2021	2020	Change (%)
Net (loss) income	$(2,494)	$3,165	178.8%	$(5,510)	$2,384	331.1%
Basic net (loss) income per common share	$(0.13)	$0.17	176.5%	$(0.28)	$0.13	315.4%
Diluted net income (loss) per share	$(0.13)	$0.16	181.3%	$(0.28)	$0.12	333.3%
Adjusted EBITDA	$(1,594)	$3,777	142.2%	$(1,357)	$4,291	131.6%

Financial Outlook:
The Company is affirming the financial outlook previously provided for full year 2021 as follows:

(Unaudited and in millions)	Current Guidance Full Year 2021
Revenue
Wireless	$77.0	to	$81.0
Software	$61.0		$70.0
Total Revenue	$138.0		$151.0

Adjusted Operating Expenses	$151.0		$157.0

Capital Expenditures	$3.5		$5.5

"We are on track to achieve our financial targets for 2021, supported by our performance in the first nine months of the year," said Michael W. Wallace, chief operating officer and chief financial officer. “Spok's balance sheet remains strong, with a cash, cash equivalents and short-term investments balance of $67.5 million on September 30, 2021, and no debt.”

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2021 Third Quarter Call:
Due to the Company’s strategic alternatives review process, which was announced on September 3, 2021, Spok will not be hosting a conference call to discuss the third quarter 2021 results. The Company will keep all stakeholders apprised of the status of the process as and when it is appropriate.
* * * * * * * * *
About Spok
Spok, Inc., a wholly owned subsidiary of Spok Holdings, Inc. (NASDAQ: SPOK), headquartered in Alexandria, Virginia, is proud to be a global leader in healthcare communications. We deliver clinical information to care teams when and where it matters most to improve patient outcomes. Top hospitals rely on the Spok Go® and Spok Care Connect® platforms to enhance workflows for clinicians and support administrative compliance. Our customers send over 100 million messages each month through their Spok® solutions. When seconds count and patients' lives are at stake, Spok enables smarter, faster clinical communication. For more information, visit spok.com or follow @spoktweets on Twitter.
Spok is a trademark of Spok Holdings, Inc. Spok Go and Spok Care Connect are trademarks of Spok, Inc.
Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: adjusted operating expenses and adjusted EBITDA. Adjusted operating expenses excludes depreciation, amortization and accretion and includes capitalized software development costs. Adjusted EBITDA represents net income/(loss) before interest income/expense, income tax expense/benefit, depreciation, amortization and accretion expense and stock-based compensation expense and includes capitalized software development costs.
We believe that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Spok's financial condition and results of operations. We use these non-GAAP measures for financial, operational, and budgetary decision-making purposes, to understand and evaluate our core operating performance and trends, and to generate future operating plans. We believe that these non-GAAP financial measures permit us to more thoroughly analyze key financial metrics used to make operational decisions and allow us to assess our core operating results. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies who present similar non-GAAP financial measures. We adjust for certain items because we do not regard these costs as reflective of normal costs related to the ongoing operation of the business in the ordinary course. In general, these items possess one or more of the following characteristics: non-cash expenses, factors outside of our

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control, items that are non-operational in nature, and unusual items not expected to occur in the normal course of business.
We do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. We urge investors to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures, which are included in this press release, and not to rely on any single financial measure to evaluate our business.

Safe Harbor Statement under the Private Securities Litigation Reform Act
Statements contained herein or in prior press releases which are not historical fact, such as statements regarding Spok’s future operating and financial performance, are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause Spok’s actual results to be materially different from the future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expectations include, but are not limited to, risks related to the COVID-19 pandemic and its effect on our business and the economy, other economic conditions such as recessionary economic cycles, higher interest rates, inflation and higher levels of unemployment, our ability to effectively develop, introduce and deploy our integrated communications platform and collaboration platform, Spok Go, declining demand for paging products and services, continued demand for our software products and services, our dependence on the U.S. healthcare industry, our ability to develop additional software solutions for our customers and manage our development as a global organization, the ability to manage operating expenses, particularly third-party consulting services and research and development costs, future capital needs, competitive pricing pressures, competition from traditional paging services, other wireless communications services and other software providers, many of which are substantially larger and have much greater financial and human capital resources, changes in customer purchasing priorities or capital expenditures, government regulation of our products and services and the healthcare and health insurance industries, reliance upon third-party providers for certain equipment and services, unauthorized breaches or failures in cybersecurity measures adopted by us and/or included in our products and services, the effects of changes in accounting policies or practices, our ability to realize the benefits associated with our deferred tax assets, future impairments of our long-lived assets, amortizable intangible assets and goodwill, the effects of our limited-duration shareholder rights plan, and the outcome of Spok's strategic alternatives review, as well as other risks described from time to time in our periodic reports and other filings with the Securities and Exchange Commission. Although Spok believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, it can give no assurance that its

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expectations will be attained. Spok disclaims any intent or obligation to update any forward-looking statements.

Tables to Follow

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SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (a)
(Unaudited and in thousands except share, per share amounts and ARPU)

	For the three months ended		For the nine months ended
	9/30/2021	9/30/2020	9/30/2021	9/30/2020
Revenue:
Wireless	$19,644	$20,828	$59,623	$63,293
Software	16,207	16,865	47,987	47,406
Total revenue	35,851	37,693	107,610	110,699
Operating expenses:
Cost of revenue	7,520	6,544	21,734	20,709
Research and development	4,178	3,459	12,962	11,662
Technology operations	7,439	7,357	21,778	22,472
Selling and marketing	5,165	4,272	15,045	14,463
General and administrative	12,538	10,994	35,245	33,056
Depreciation, amortization and accretion	2,568	2,335	7,752	6,553
Total operating expenses	39,408	34,961	114,516	108,915
% of total revenue	109.9%	92.8%	106.4%	98.4%
Operating (loss) income	(3,557)	2,732	(6,906)	1,784
% of total revenue	(9.9)%	7.2%	(6.4)%	1.6%
Interest income	141	127	263	636
Other income	10	151	13	113
(Loss) income before income taxes	(3,406)	3,010	(6,630)	2,533
Benefit from (provision for) income taxes	912	155	1,120	(149)
Net (loss) income	$(2,494)	$3,165	$(5,510)	$2,384
Basic net (loss) income per common share	$(0.13)	$0.17	$(0.28)	$0.13
Diluted net (loss) income per common share	(0.13)	0.16	(0.28)	0.12
Basic weighted average common shares outstanding	19,464,893	19,051,502	19,378,543	19,008,969
Diluted weighted average common shares outstanding	19,464,893	19,208,452	19,378,543	19,273,243
Cash dividends declared per common share	0.125	0.125	0.375	0.375
Key statistics:
Units in service	853	898	853	898
Average revenue per unit (ARPU)	$7.29	$7.34	$7.33	$7.31
Bookings	$17,116	$21,414	$44,750	$52,465
Backlog	$45,584	$51,708	$45,584	$51,708

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (a)
(Unaudited and in thousands except share, per share amounts and ARPU)

	For the three months ended
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Revenue:
Wireless	$19,644	$19,859	$20,120	$20,300	$20,828	$21,078	$21,386	$21,615
Software	16,207	15,864	15,916	17,180	16,865	14,661	15,881	17,933
Total revenue	35,851	35,723	36,036	37,480	37,693	35,739	37,267	39,548
Operating expenses:
Cost of revenue	7,520	6,973	7,241	7,833	6,544	5,901	8,264	8,051
Research and development	4,178	4,278	4,506	4,166	3,459	2,754	5,449	7,132
Technology operations	7,439	7,087	7,252	7,371	7,357	7,212	7,904	8,083
Selling and marketing	5,165	4,980	4,900	5,004	4,272	3,831	6,361	5,891
General and administrative	12,538	11,557	11,150	10,046	10,994	10,810	11,251	11,531
Depreciation, amortization and accretion	2,568	2,457	2,727	2,503	2,335	2,072	2,146	2,250
Goodwill impairment	—	—	—	25,007	—	—	—	8,849
Total operating expenses	39,408	37,332	37,776	61,930	34,961	32,580	41,375	51,787
% of total revenue	109.9%	104.5%	104.8%	165.2%	92.8%	91.2%	111.0%	130.9%
Operating (loss) income	(3,557)	(1,609)	(1,740)	(24,450)	2,732	3,159	(4,108)	(12,239)
% of total revenue	(9.9)%	(4.5)%	(4.8)%	(65.2)%	7.2%	8.8%	(11.0)%	(30.9)%
Interest income	141	61	61	51	127	146	363	350
Other income (expense)	10	29	(27)	95	151	101	(137)	206
(Loss) income before income taxes	(3,406)	(1,519)	(1,706)	(24,304)	3,010	3,406	(3,882)	(11,683)
Benefit from (provision for) income taxes	912	800	(591)	(22,306)	155	353	(657)	2,172
Net (loss) income	$(2,494)	$(719)	$(2,297)	$(46,610)	$3,165	$3,759	$(4,539)	$(9,511)
Basic net (loss) income per common share	$(0.13)	$(0.04)	$(0.12)	$(2.44)	$0.17	$0.20	$(0.24)	$(0.50)
Diluted net (loss) income per common share	(0.13)	(0.04)	(0.12)	(2.44)	0.16	0.20	(0.24)	(0.50)
Basic weighted average common shares outstanding	19,464,893	19,395,364	19,272,786	19,088,329	19,051,502	19,016,853	18,958,716	18,860,020
Diluted weighted average common shares outstanding	19,464,893	19,395,364	19,272,786	19,088,329	19,208,452	19,115,148	18,958,716	18,860,020
Key statistics:
Units in service	853	869	874	885	898	915	926	938
Average revenue per unit (ARPU)	$7.29	$7.32	$7.34	$7.30	$7.34	$7.24	$7.31	$7.33
Bookings	$17,116	$13,037	$14,597	$16,528	$21,414	$15,411	$15,639	$21,932
Backlog	$45,584	$45,632	$48,849	$50,504	$51,708	$48,441	$49,052	$50,553

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (a)
(In thousands)

	9/30/2021	12/31/2020

ASSETS	(Unaudited)

Current assets:
Cash and cash equivalents	$37,461	$48,729
Short term investments	29,998	29,995
Accounts receivable, net	26,979	29,934
Prepaid expenses	9,169	8,958
Other current assets	896	1,269
Total current assets	104,503	118,885
Non-current assets:
Property and equipment, net	7,834	7,815
Operating lease right-of-use assets	16,113	14,016
Capitalized software development, net	14,638	10,179
Goodwill	99,175	99,175
Intangible assets, net	—	417
Deferred income tax assets, net	26,739	25,826
Other non-current assets	750	978
Total non-current assets	165,249	158,406
Total assets	$269,752	$277,291

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$4,521	$6,685
Accrued compensation and benefits	15,190	14,103
Deferred revenue	26,767	27,686
Operating lease liabilities	5,643	5,264
Other current liabilities	5,239	3,702
Total current liabilities	57,360	57,440
Non-current liabilities:
Asset retirement obligations	7,450	7,289
Operating lease liabilities	11,951	9,456
Other non-current liabilities	1,377	2,493
Total non-current liabilities	20,778	19,238
Total liabilities	78,138	76,678
Commitments and contingencies
Stockholders' equity:
Preferred stock	$—	$—
Common stock	2	2
Additional paid-in capital	96,088	91,780
Accumulated other comprehensive loss	(1,598)	(1,452)
Retained earnings	97,122	110,283
Total stockholders' equity	191,614	200,613
Total liabilities and stockholders' equity	$269,752	$277,291

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (a)
(Unaudited and in thousands)

	For the nine months ended
	9/30/2021	9/30/2020
Operating activities:
Net (loss) income	$(5,510)	$2,384
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation, amortization and accretion	7,752	6,553
Deferred income tax (benefit) expense	(907)	15
Stock-based compensation	6,036	4,160
Provisions for doubtful accounts, service credits and other	765	914
Changes in assets and liabilities:
Accounts receivable	2,165	(1,019)
Prepaid expenses and other assets	202	1,726
Net operating lease liabilities	778	(50)
Accounts payable, accrued liabilities and other	300	3,591
Deferred revenue	(2,053)	2,680
Net cash provided by operating activities	9,528	20,954
Investing activities:
Purchases of property and equipment	(3,103)	(2,824)
Capitalized software development	(8,239)	(8,206)
Purchase of short-term investments	(44,990)	(44,870)
Maturity of short-term investments	45,000	45,000
Net cash used in investing activities	(11,332)	(10,900)
Financing activities:
Cash distributions to stockholders	(7,590)	(7,388)
Proceeds from issuance of common stock under the Employee Stock Purchase Plan	132	166
Purchase of common stock for tax withholding on vested equity awards	(1,860)	(903)
Net cash used in financing activities	(9,318)	(8,125)
Effect of exchange rate on cash and cash equivalents	(146)	(55)
Net (decrease) increase in cash and cash equivalents	(11,268)	1,874
Cash and cash equivalents, beginning of period	48,729	47,361
Cash and cash equivalents, end of period	$37,461	$49,235
Supplemental disclosure:
Income taxes (refunds received) paid	$(165)	$148

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
CONSOLIDATED REVENUE
SUPPLEMENTAL INFORMATION (a)
(Unaudited and in thousands)

	For the three months ended
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Revenue
Paging	$18,844	$19,135	$19,353	$19,513	$19,961	$19,990	$20,451	$20,826
Non-paging	$800	$724	$767	$787	$867	$1,088	$935	$789
Total wireless revenue	$19,644	$19,859	$20,120	$20,300	$20,828	$21,078	$21,386	$21,615

License	$1,674	$818	$1,507	$1,486	$1,988	$749	$955	$1,711
Services	$4,159	$4,865	$4,354	$4,778	$4,772	$3,812	$4,549	$4,947
Equipment	$596	$482	$616	$961	$554	$601	$725	$1,125
Subscription	$133	$90	$45	$42	$24	$—	$—	$—
Operations revenue	$6,562	$6,255	$6,522	$7,267	$7,338	$5,162	$6,229	$7,783

Maintenance revenue	$9,645	$9,609	$9,394	$9,913	$9,527	$9,499	$9,652	$10,150
Total software revenue	$16,207	$15,864	$15,916	$17,180	$16,865	$14,661	$15,881	$17,933

Total revenue	$35,851	$35,723	$36,036	$37,480	$37,693	$35,739	$37,267	$39,548

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
CONSOLIDATED OPERATING EXPENSES
SUPPLEMENTAL INFORMATION (a)
(Unaudited and in thousands)

	For the three months ended
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Cost of revenue
Payroll and related	$5,435	$4,920	$5,369	$5,447	$4,941	$4,350	$5,785	$5,222
Cost of sales	1,414	1,427	1,251	1,740	1,064	1,098	1,940	2,278
Stock-based compensation	250	285	322	136	148	134	119	42
Other	421	341	299	510	391	319	420	509
Total cost of revenue	7,520	6,973	7,241	7,833	6,544	5,901	8,264	8,051
Research and development
Payroll and related	4,291	4,333	4,475	4,358	4,147	4,115	4,761	5,056
Outside services	1,759	2,060	2,277	2,358	2,113	1,803	1,584	1,742
Capitalized software development	(2,621)	(2,698)	(2,920)	(3,046)	(2,906)	(3,596)	(1,705)	—
Stock-based compensation	435	305	475	246	240	243	236	113
Other	314	278	199	250	(135)	189	573	221
Total research and development	4,178	4,278	4,506	4,166	3,459	2,754	5,449	7,132
Technology operations
Payroll and related	2,585	2,323	2,467	2,467	2,246	2,213	2,712	2,656
Site rent	3,122	3,143	3,196	3,313	3,467	3,399	3,398	3,669
Telecommunications	828	825	837	857	949	961	1,001	1,026
Stock-based compensation	139	131	137	48	52	47	43	32
Other	765	665	615	686	643	592	750	700
Total technology operations	7,439	7,087	7,252	7,371	7,357	7,212	7,904	8,083
Selling and marketing
Payroll and related	3,365	3,161	3,135	2,912	2,773	2,538	3,583	3,382
Commissions	924	1,244	1,105	1,178	1,059	852	1,212	1,158
Stock-based compensation	234	254	319	192	208	194	172	164
Advertising and events	527	247	161	539	151	160	784	1,034
Other	115	74	180	183	81	87	610	153
Total selling and marketing	5,165	4,980	4,900	5,004	4,272	3,831	6,361	5,891
General and administrative
Payroll and related	3,911	3,564	3,818	3,373	3,476	3,355	4,134	3,974
Stock-based compensation	958	806	986	726	968	744	612	770
Facility rent, office, and technology costs	2,692	2,484	2,480	2,412	178	628	43	56
Outside services	3,078	2,219	1,825	1,584	2,259	2,276	2,068	1,952
Taxes, licenses and permits	1,003	1,117	1,081	484	2,148	2,043	2,036	2,350
Bad debt	(29)	328	106	202	994	804	859	1,000
Other	925	1,039	854	1,265	971	960	1,499	1,429
Total general and administrative	12,538	11,557	11,150	10,046	10,994	10,810	11,251	11,531
Depreciation, amortization and accretion	2,568	2,457	2,727	2,503	2,335	2,072	2,146	2,250
Goodwill impairment	—	—	—	25,007	—	—	—	8,849
Operating expenses	$39,408	$37,332	$37,776	$61,930	$34,961	$32,580	$41,375	$51,787
Capital expenditures	$905	$1,480	$727	$638	$934	$846	$1,063	$679

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
UNITS IN SERVICE ACTIVITY, MARKET SEGMENT, CHURN
AND AVERAGE REVENUE PER UNIT (ARPU) (a)
(Unaudited and in thousands)

	For the three months ended
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Paging units in service
Beginning units in service (000's)	869	874	885	898	915	926	938	955
Gross placements	23	31	20	20	25	35	24	22
Gross disconnects	(39)	(36)	(31)	(33)	(42)	(46)	(36)	(39)
Net change	(16)	(5)	(11)	(13)	(17)	(11)	(12)	(17)
Ending units in service	853	869	874	885	898	915	926	938
End of period units in service % of total (b)
Healthcare	84.6%	84.5%	84.1%	83.6%	83.7%	83.6%	82.6%	82.4%
Government	4.8%	4.9%	4.8%	5.3%	5.3%	5.5%	5.4%	5.4%
Large enterprise	4.1%	4.1%	4.3%	4.3%	4.3%	4.4%	5.5%	5.5%
Other(b)	6.4%	6.4%	6.8%	6.8%	6.6%	6.6%	6.5%	6.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Account size ending units in service (000's)
1 to 100 units	57	58	59	61	63	65	67	69
101 to 1,000 units	154	155	163	167	167	165	171	173
>1,000 units	642	656	652	657	668	685	688	696
Total	853	869	874	885	898	915	926	938
Account size net loss rate(c)
1 to 100 units	(1.7)%	(1.7)%	(3.3)%	(3.2)%	(2.9)%	(3.1)%	(3.0)%	(3.8)%
101 to 1,000 units	(0.6)%	(4.9)%	(2.4)%	—%	1.5%	(4.2)%	(1.0)%	(1.0)%
>1,000 units	(2.1)%	0.6%	(0.8)%	(1.6)%	(2.5)%	(0.4)%	(1.2)%	(1.8)%
Total	(1.8)%	(0.6)%	(1.2)%	(1.4)%	(1.9)%	(1.3)%	(1.3)%	(1.8)%
Account size ARPU
1 to 100 units	$11.67	$11.69	$11.72	$11.62	$11.80	$11.65	$12.01	$11.99
101 to 1,000 units	8.38	8.35	8.33	8.35	8.37	8.24	8.34	8.31
>1,000 units	6.65	6.68	6.68	6.62	6.67	6.57	6.59	6.62
Total	$7.29	$7.32	$7.34	$7.30	$7.34	$7.24	$7.31	$7.33

(a) Slight variations in totals are due to rounding.
(b) Other includes hospitality, resort and indirect units
(c) Net loss rate is net current period placements and disconnected units in service divided by prior period ending units in service.

SPOK HOLDINGS, INC.
RECONCILIATION OF NET (LOSS) INCOME TO EBITDA (a)
(Unaudited and in thousands)

	For the three months ended		For the nine months ended
	9/30/2021	9/30/2020	9/30/2021	9/30/2020
Net (loss) income	$(2,494)	$3,165	$(5,510)	$2,384
Add back:
(Benefit from) provision for income taxes	(912)	(155)	(1,120)	149
Other income	(10)	(151)	(13)	(113)
Interest income	(141)	(127)	(263)	(636)
Operating (loss) income	(3,557)	2,732	(6,906)	1,784
Depreciation, amortization and accretion	2,568	2,335	7,752	6,553
EBITDA	$(989)	$5,067	$846	$8,337
Capitalized software development costs	(2,621)	(2,906)	(8,239)	(8,206)
Stock-based compensation	2,016	1,616	6,036	4,160
Adjusted EBITDA	$(1,594)	$3,777	$(1,357)	$4,291

(a) Slight variations in totals are due to rounding.

RECONCILIATION OF OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES (a)
(Unaudited and in thousands)

	For the three months ended		For the nine months ended
	9/30/2021	9/30/2020	9/30/2021	9/30/2020
Operating expenses	$39,408	$34,961	$114,516	$108,915
Add back:
Depreciation, amortization and accretion	(2,568)	(2,335)	(7,752)	(6,553)
Capitalized software development costs	2,621	2,906	8,239	8,206
Adjusted operating expenses	$39,461	$35,532	$115,003	$110,568

(a) Slight variations in totals are due to rounding.

(Unaudited and in millions)

	Current Guidance
	Full Year 2021
Operating expenses	$149.7	to	$155.7
Add back:
Depreciation, amortization and accretion	(10.2)		(10.2)
Capitalized software development costs	11.5		11.5
Adjusted operating expenses	$151.0		$157.0